                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                               SEPTEMBER 29, 2004

                              VORNADO REALTY TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

       MARYLAND                   NO. 001-11954                NO. 22-1657560
   (State or Other                 (Commission                  (IRS Employer
   Jurisdiction of                File Number)               Identification No.)
    Incorporation)

          888 SEVENTH AVENUE                                         10019
          NEW YORK, NEW YORK                                       (Zip Code)
Address of Principal Executive offices)

       Registrant's telephone number, including area code: (212) 894-7000

        Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  REGULATION FD DISCLOSURE.

           On September 29, 2004, Vornado Realty Trust issued a press release. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c) Exhibits.

           The following document is filed as an Exhibit to this report:

                  99.1      Press Release, dated September 29, 2004.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     VORNADO REALTY TRUST
                                     (Registrant)

                                     By: /s/ Joseph Macnow
                                         ---------------------------------------
                                         Name:  Joseph Macnow
                                         Title: Executive Vice President
                                                -Finance and Administration and
                                                Chief Financial Officer

Date: September 29, 2004

                                  EXHIBIT INDEX

     99.1      Press Release, dated September 29, 2004

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